EXHIBIT 10.2

                          SECOND AMENDMENT TO
           PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

     THIS SECOND AMENDMENT TO PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("AMENDMENT"), is made and entered into as of September 6, 1996, by and between JMB ENCINO PARTNERSHIP, L.P., a California limited partnership (hereinafter called "SELLER"), and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (hereinafter called "BUYER").

                            R E C I T A L S
                            ---------------

     A. Seller and Buyer entered into that certain agreement, captioned "PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS", dated as of August 9, 1996, as amended by that certain First Amendment to Purchase Agreement and Joint Escrow Instructions dated as of August 22, 1996 (the "AGREEMENT"). Unless otherwise defined herein, each capitalized term used herein shall have the meaning ascribed thereto in the Agreement.

     B. Buyer and Seller desire to amend the Agreement, on the terms and subject to the conditions set forth below.

    NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

     1. EXTENSION OF CLOSING DATE. The Closing Date is hereby extended to September 11, 1996; provided that, in consideration of Seller's agreement to so extend the Closing Date, the parties agree that the Seller's Closing Certificate and the Manager's Closing Certificate shall be dated as of September 5, 1996 and September 3, 1996, respectively, and shall not require any further update.

     2. RELEASE OF DEPOSIT; ADDITIONAL DEPOSIT. As additional consideration of Seller's agreement to so extend the Closing Date as provided above, Buyer shall deliver to Escrow Holder the additional sum of $2,700,000 (the "Additional Deposit") on or before 12:00 noon on Monday, September 9, 1996. The parties hereby authorize and direct Escrow Holder to deliver the existing Escrow Deposit in the amount of $300,000 and the Additional Deposit (upon Escrow Holder's receipt thereof) directly to Seller not later than 2:00 p.m. Los Angeles time on September 9, 1996. The Additional Deposit shall, upon delivery to Escrow Holder, become a part of the Escrow Deposit and shall be disposed of in the manner provided in the Agreement with respect to the Escrow Deposit. The parties shall execute such further instructions as Escrow Holder may reasonably require to authorize and instruct Escrow Holder to release the foregoing to Seller.



     3. DEMAND NOTE. In order to ensure timely delivery of the Additional Deposit as provided above, Buyer shall concurrently herewith execute a Demand Note in the form of Exhibit "A" attached hereto in favor of Seller. In the event that Buyer shall timely release the Escrow Deposit and deliver the Additional Deposit as provided above, then Seller shall cancel the Demand Note and return the same to Buyer, and the same shall be of no further force and effect. In addition, upon the Close of Escrow in accordance with the terms of the Agreement, Seller shall cancel the Demand Note and return the same to Buyer.

     4. PEPPERDINE PROFIT PARTICIPATION. Seller shall be responsible after the Close of Escrow for the payment of any profit participation due to the tenant under the Pepperdine tenant lease as the same shall exist as of the Close of Escrow.

     5. WAIVER OF CONTINGENCIES AND TERMINATIONS. Buyer hereby waives any and all cancellation and termination rights and contingencies under the Agreement, other than the conditions set forth in the following Paragraphs of the Agreement: 4A(3) and 4E. Without limitation of the foregoing, in the event that Buyer shall request that Lender consent prior to the Close of Escrow to the assumption of the Loan by an assignee or transferee of Buyer's interest in the Agreement, then Buyer shall be required to close the transaction contemplated by the Agreement even in the absence of such consent by Lender.

     6. OTHER TERMS UNMODIFIED. Except as otherwise expressly set forth herein, all terms and conditions of the Agreement are ratified, and remain unchanged and in effect.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, provided each of the parties hereto executes at least one counterpart; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Amendment.



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

     "SELLER"

     JMB ENCINO PARTNERSHIP, L.P.,
     a California limited partnership

     By    JMB FIRST FINANCIAL ASSOCIATES,
           an Illinois general partnership
           General Partner

           By    JMB INCOME PARTIES, LTD.-XII,
                 an Illinois limited partnership,
                 General Partner

                 By   JMB REALTY CORPORATION,
                      a Delaware corporation,
                      General Partner

                      By
                            Vice President

                 By   JMB INCOME PROPERTIES, LTD.-XIII,
                      an Illinois limited partnership,
                      General Partner

                      By    JMB REALTY CORPORATION,
                            a Delaware corporation,
                            General Partner

                            By
                                  Vice President

     "BUYER"

     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation

     By:   Cornerstone Real Estate Advisers, Inc., its agent

           By:   JAMES J. GALLAGHER, JR.
                 James J. Gallagher, Jr.
                 Vice President